Commitments and Contingencies	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies [Abstract]
Commitments And Contingencies

17. Commitments and Contingencies

17.1 Legal proceedings

Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the offshore drilling business.

The Company has obtained insurance for the assessed market value of the rigs and the drillships. However, such insurance coverage may not provide sufficient funds to protect the Company from all liabilities that could result from its operations in all situations. Risks against which the Company may not be fully insured or insurable for include environmental liabilities, which may result from a blow-out or similar accident, or liabilities resulting from reservoir damage alleged to have been caused by the negligence of the Company.

The Company's loss of hire insurance coverage does not protect against loss of income from day one. It covers approximately one year for the loss of time but will be effective after 45 days` off-hire. During 2012, the Ocean Rig Corcovado incurred off-hire which was a covered event under the Company's loss of hire insurance policy that resulted in $24.6 million being recognized as revenue during the year ended December 31, 2012.

The occurrence of casualty or loss, against which the Company is not fully insured, could have a material adverse effect on the Company's results of operations and financial condition.

As part of the Company's normal course of operations, the Company's customer may disagree on amounts due to the Company under the provision of the contracts which are normally settled through negotiations with the customer. Disputed amounts are normally reflected in revenues at such time as the Company reaches agreement with the customer on the amounts due.

The Leiv Eiriksson operated in Angola during the period from 2002 to 2007. Ocean Rig UDW's manager in Angola during this period made a legal claim for reimbursement of import/export duties for two export/importation events in the period 2002 to 2007 retroactively levied by the Angolan government. Agreement was reached between the parties to settle this claim for an amount of $6.1 million which was paid by the Company's relevant subsidiary on May 24, 2012, to the claimant, in full and final settlement of the London Court Proceedings. The Company recorded a charge of $6.1 million during the year ended December 31, 2012, which is included under "Legal settlements and other, net" in the consolidated statement of operations.

Except for the matters discussed above, the Company is not a party to any material litigation where claims or counterclaims have been filed against the Company other than routine legal proceedings incidental to its business.

17.2 Contractual revenue:

Future minimum contractual revenue, based on drilling units committed to non-cancelable, contracts as of December 31, 2012, amounted to $1,131,701 for twelve months ending December 31, 2013, $1,453,513 for twelve months ending December 31, 2014, $1,141,448 for the twelve months ending December 31, 2015, $502,528 for twelve months ending December 31, 2016 and $20,371 for twelve months ending December 31, 2017. These amounts do not include any assumed off-hire.

17.3 Purchase obligations:

The following table sets forth the Company's contractual purchase obligations as of December 31, 2012.

	2013	2014	2015	Total

Drillship Shipbuilding contracts	1,179,776	-	387,100	1,566,876
Total obligations	$1,179,776	$-	$387,100	$1,566,876

17.4 Rental payments

The Company has operating leases mostly relating to premises, the most significant being its offices in Stavanger, Rio de Janeiro, Jersey and Aberdeen. As of December 31, 2012, the future obligations amount to $2,774 for the twelve months ending December 31, 2013 and $1,396 for twelve months ending December 31, 2014 and $422 for the years ending December 31, 2015 and 2016.